UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                   March 7, 2006

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

        Delaware                          0-16214                14-0462060
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(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)

                 1373 Broadway, Albany, New York                   12204
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             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

Attached to this Current Report as Exhibit 99.1 is a copy of a news release for Albany International Corp. dated March 7, 2006 titled "Albany International Corp. Prices $150 million 2.25% Convertible Senior Note Offering."

Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits. The following exhibit is being furnished herewith:

            99.1 News release dated March 7, 2006 titled "Albany International Corp. Prices $150 million 2.25% Convertible Senior Note Offering."

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALBANY INTERNATIONAL CORP.

                                        By: /s/ David C. Michaels
                                        ----------------------------------------
                                        Name: David C. Michaels
                                        Title: Vice President - Treasury and Tax

Date:   March 7, 2006

                                Index to Exhibits

Exhibit Number          Description of Document
--------------          -----------------------

99.1 Registrant's news release dated March 7, 2006 titled "Albany International Corp. Prices $150 million 2.25% Convertible Senior Note Offering."